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                             ZEPPELIN SOFTWARE, INC.
                        NON - QUALIFIED STOCK OPTION PLAN

     1   PURPOSE. The purpose of this Plan is to promote the growth and profitability of Zeppelin Software, Inc. and its subsidiaries, if any (hereinafter collectively referred to as the "Corporation"), to provide certain executives, directors, and other employees or consultants of the Corporation with an additional incentive to achieve corporate objectives and to attract and retain such people of outstanding competence with the Corporation. It is intended that only options which do not qualify as Incentive Stock Options, as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") be granted under this Plan.

     2   Definitions. The following terms shall have the following definitions:

         1. "Committee" shall mean the committee provided in Article 2 of this Plan.

         2. "Common Stock" shall mean common stock of the Corporation, or if by reason of the adjustment provisions hereof any outstanding Option hereunder shall pertain to any other security, then such other security.

         3. "Fair market Value" during such times as the Common Stock is listed on an established stock exchange or exchanges shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the option is granted or if no sale of the Corporation's Common Stock occurs that day or the Common Stock is not listed on an established stock exchange, the fair market value per share shall be the mean between dealer "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the day the option is granted, as reported by the National Association of Securities Dealers, Inc., or if not reported by said association, by the National Quotation Service, Inc. Subject to the foregoing, the Board of Directors and the Committee in fixing the option price shall have full authority and discretion and be fully protected in doing so.

         4. "Option" shall mean the right granted pursuant to this Plan to purchase a share of Common Stock.

         5. "Option Price" shall be the amount determined by the Committee. The Board of Directors and the Committee in fixing the option price shall have full authority and discretion.

     3   ADMINISTRATION. The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than three members of the Corporation's Board of Directors. The Board Of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. The


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acts of a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. No member of the Committee shall participate in the deliberations of the Committee concerning the granting of an Option to such committee member or vote in reference thereto. The Committee shall from time to time at its discretion determine the employees who shall be granted Options and the amount of stock to be optioned to each.

         3.1 INTERPRETATION OF PLAN. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

     4   ELIGIBILITY. The persons who shall be eligible to receive grants pursuant to this Plan shall be such officers, employees, consultants, and directors of the Corporation or of any division or subsidiary of the Corporation as the Committee shall determine.

     5   OPTIONS. Options granted pursuant to this Plan shall be evidenced by agreements in such form as the Committee shall, from time to time, approve, which agreements shall comply with and be subject to the terms and conditions of this Article 5.

         5.1 OPTION PRICE. The Option Price shall be the Fair Market Value as fixed by the Committee, except that in the discretion of the Committee, any Option Price may be fixed above its Fair Market Value.

         5.2 NUMBER OF SHARES. The Option shall state the total number of shares of Common Stock to which it pertains.

         5.3 TERM OF OPTIONS. Each Option granted under the Plan shall be for a term not in excess of five years from the date the option is granted and shall be subject to such terms and conditions as the Committee shall deem advisable.

         5.4 PAYMENT FOR SHARES. Payment for shares of Common Stock purchased shall be payable (i) in cash, certified check or bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Corporation, by delivery of shares of Common Stock which shall be deemed to have a value to the Corporation equal to the aggregate of the Fair Market Value of such shares as determined under Section 2(iii) hereof on the Exercise Date (as hereinafter defined) of the option; or (iii) any combination of (i) or (ii) above.

         5.5 EXERCISE DATE. The Committee may in its discretion provide that an Option may not be exercised in whole or in part for any period or periods of time specified and may in its discretion thereafter remove any such restriction. Except as may be so provided, any Option may be exercised in whole at any time or in part from time to time during its term. For purposes of this Article 5, the Exercise Date shall be the date on which the Corporation receives written notice of the


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exercise of the Option, together with payment of the Option Price of the shares of Common Stock so purchased.

         6 ASSIGNABILITY. No Option shall be assignable or transferable except by bequest or by the laws of descent and distribution. During the lifetime of the eligible optionee, an Option shall be exercisable only by such optionee.

         7 EXERCISE UPON TERMINATION, DISABILITY OR DEATH. In the event that an eligible optionee shall voluntarily or involuntarily terminate his relationship with the Corporation, his Option, in whole or in part, shall terminate forthwith except in the event of disability or death. In the event that an eligible optionee shall die while engaged in an active relationship with the Corporation, his personal representative shall have the right within one year from the date of death, but not after the expiration date of the Option, to exercise the Option on behalf of the deceased optionee, in whole or in part, upon the payment in full for the shares of Common Stock being purchased under the Option. Nothing in this Plan or in any agreement entered into under it shall modify the terms and nature of the optionee's relationship with the Corporation.

         8 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares of Common Stock at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of shares of Common Stock subject to the Plan, change the designation of the class of individuals eligible to receive Options, decrease the price at which Options may be granted or remove the administration of the Plan from the Committee.

         9 COMPLIANCE WITH FEDERAL LAW. The Corporation intends that this Plan shall comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended from time to time, and with the requirements of any rule hereafter adopted by the Securities and Exchange Commission in lieu thereof (the "Rule"). Should any provision of this Plan not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary to comply with the requirements of the Rule, the Board of Directors or the Committee may amend this Plan to add to or modify the provisions of this Plan accordingly.

         10 INVESTMENT PURPOSE. Each Option under the Plan shall be granted on the condition that the purchase of shares of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the Common Stock subject to such Option is registered under the Securities Act of 1933, as amended, or in the event a resale of such Common Stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

         11 NUMBER OF SHARES. The number of shares of Common Stock which may be the subject of Options pursuant to this Plan shall not exceed 1,000,000 except as the Board of Directors shall make or provide for adjustments in such number as the Board in its discretion may determine is


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appropriate to prevent dilution or enlargement of the shares subject to the Plan by reason of any stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Corporation.

         11.1 ADJUSTMENTS. Subject to any required action by the stockholders, the number of shares of Common Stock covered by each outstanding Option, and the price per share thereof in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Subject to any required action by the stockholders, if the Corporation shall be a party to any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled. In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares of Common Stock into the same number of shares with a different par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         11.2 ADJUSTMENTS NOT REQUIRED. Except as hereinbefore expressly provided, the optionee shall have no rights by reason of any subdivision or consolidation of shares of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not effect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

         11.3 NO AFFECT ON CORPORATION. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business assets.

         11.4 SHARES NOT PURCHASED. Shares of Common Stock not purchased under an Option granted under the Plan which are no longer available for purchase thereunder by virtue of the total or partial expiration, termination, or voluntary surrender of the Option shall continue to be otherwise available for the purposes of the Plan.

         12 TERM OF PLAN. No option shall be granted pursuant to the Plan more than ten years after the approval of the Plan by the Directors of the Corporation.

         13 APPLICATION OF FUNDS. The proceeds received by the Corporations from the sale of Common Stock pursuant to Options will be used for general corporate purposes.


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         14 NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the optionee to exercise such Option.


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